UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 16, 2011

Shiner International, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-33960	98-0507398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19/F, Didu Building, Pearl River Plaza, No. 2 North Longkun Road
Haikou, Hainan Province, China 570125
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: 86-898-68581104

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 16, 2011, Shiner International, Inc. (the “Company”) issued a press release announcing its unaudited financial results for the quarter ended March 31, 2011.  A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the exhibit attached hereto and incorporated herein by reference, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section.  Furthermore, such information, including the exhibit attached hereto, shall not be deemed incorporated by reference into any of the Company’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release of Shiner International, Inc., dated May 16, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 16, 2011

SHINER INTERNATIONAL, INC.

By:	/s/ Qingtao Xing
Qingtao Xing
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release of Shiner International, Inc., dated May 16, 2011.